Exhibit 10.4(b)


       Schedule of Warrant (refinancings after October 31, 2005) Issued by
             NCT Group, Inc. to Carole Salkind on December 22, 2005



                     Expiration                                        Shares
     Grant Date         Date             Exercise Price               Granted
     ----------         ----             --------------               -------
      12/22/05        12/22/10       Greater of:  (i) $0.0039;      34,250,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of exercise